Exhibit 10.35






                           --------------------------

                                  A/B Exchange
                          Registration Rights Agreement



                            Dated as of June 12, 1998

                                  by and among



                          Clearview Cinema Group, Inc.,

                            the Subsidiary Guarantors


                                       and

                              Lehman Brothers Inc.

                           --------------------------

                  This Registration Rights Agreement (this "Agreement") is made and entered into as of June 12, 1998 by and among Clearview Cinema Group, Inc., a Delaware corporation, the Subsidiary Guarantors (as defined in the Indenture) (collectively, the "Company"), and Lehman Brothers Inc. (the "Initial Purchaser").

                  This Agreement is made pursuant to the Purchase Agreement, dated June 9, 1998 (the "Purchase Agreement"), by and among the Company, the Subsidiary Guarantors and the Initial Purchaser, which provides for the sale by the Company to the Initial Purchaser of $80,000,000 aggregate principal amount of the Company's 10 7/8% Senior Notes due 2008 (the "Series A Notes"). The Notes will be guaranteed, jointly and severally, on an unsecured senior basis by a guarantee (the "Subsidiary Guarantees") by each of the Company's subsidiaries. In order to induce the Initial Purchaser to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchaser set forth in Section 2 of the Purchase Agreement.

                  The parties hereby agree as follows:

                  1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

                           Broker-Dealer: Any broker or dealer registered under
                  the Exchange Act.

                           Closing Date: The date on which the Series A Notes
                  were first sold.

                           Commission: The Securities and Exchange Commission.

                           Consummate: A Registered Exchange Offer shall be
                  deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof and (iii) the delivery by the Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

                           Damages Payment Date: With respect to the Series A
                  Notes, each Interest Payment Date until the earlier of (i) the date on which Liquidated Damages no longer are payable or (ii) maturity of the Series A Notes.

                           Effectiveness Target Date: As defined in Section 5.

                           Exchange Act: The Securities Exchange Act of 1934, as
                  amended.

                           Exchange Offer: The registration by the Company under
                  the Securities Act of the Series B Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

                           Exchange Offer Registration Statement: The
                  Registration Statement relating to the Exchange Offer, including the Prospectus which forms a part thereof.

                           Exempt Resales: The transactions in which the Initial
                  Purchaser proposes to sell the Series A Notes to (i) certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act and (ii) outside the United States to Persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 904 of Regulation S under the Securities Act.

                           Holders: As defined in Section 2(b) hereof.

                           Indemnified Holder: As defined in Section 8(a)
                  hereof.

                           Indenture: The Indenture, dated as of June 12, 1998,
                  among the Company and The Bank of New York, a New York banking corporation, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

                           Initial Purchaser: As defined in the preamble hereto.

                           Interest Payment Date: As defined in the Indenture
                  and the Notes.

                           NASD: National Association of Securities Dealers,
                  Inc.

                           Notes: The Series A Notes and the Series B Notes.

                           Participant: As defined in Section 8(a) hereof.

                           Person: An individual, partnership, corporation,
                  limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                           Prospectus: The prospectus included in a Registration
                  Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

                           Record Holder: With respect to any Damages Payment
                  Date relating to Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

                           Registration Default: As defined in Section 5 hereof.

                           Registration Statement: Any registration statement of
                  the Company relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to a Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

                           Securities Act: The Securities Act of 1933, as
                  amended.

                           Series A Notes: As defined in the preamble hereto.

                           Series B Notes: The Company's 107/8% Senior Notes due
                  2008 to be issued pursuant to the Indenture in the Exchange Offer.

                           Shelf Filing Deadline: As defined in Section 4
                  hereof.

                           Shelf Registration Statement: As defined in Section 4
                  hereof.

                           TIA: The Trust Indenture Act of 1939 (15 U.S.C.
                  Section 77aaa-77bbbb) as in effect on the date of the Indenture.

                           Transfer Restricted Securities: Each Note, until the
                  earliest to occur of (i) the date on which such Note has been exchanged by a person other than a Broker-Dealer for a Series B Note in the Exchange Offer, (ii) following the exchange by a Broker-Dealer in the Exchange Offer of such Note for one or more Series B Notes, the date on which such Series B Notes are sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Note has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement or (iv) the date on which such Note is eligible to be distributed to the public pursuant to Rule 144 under the Securities Act.

                           Underwritten Registration or Underwritten Offering: A
                  registration in which securities of the Company are sold to an underwriter for reoffering to the public.

                  2. Securities Subject to This Agreement.

                  (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                  (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person beneficially owns Transfer Restricted Securities.

                  3. Registered Exchange Offer.

                  (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 60 days after the Closing Date, a Registration Statement under the Securities Act relating to the Series B Notes and the Exchange Offer, (ii) use its best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 150 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Series B Notes held by Broker-Dealers as contemplated by Section 3(c) below.

                  (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

                  (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Series A Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Series B Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Series B Notes held by any such Broker-Dealer except to the extent required by the Commission.

         The Company shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Series B Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 90 days from the date on which the Exchange Offer Registration Statement is consummated or, if earlier, when all Series B Notes received by such participating Broker-Dealers in exchange for Transfer Restricted Securities acquired for their own account as a result of market-making or other trading activities have been disposed of by such participating Broker-Dealers. The Company shall provide sufficient copies of the latest version of such Prospectus to such participating Broker-Dealers promptly upon request at any time during such 90-day period in order to facilitate such resales.

                  4. Shelf Registration.

                  (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company after the Consummation of the Exchange Offer and on or prior to the 20th business day following the Consummation of the Exchange Offer (A) that such

         Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its affiliates, then the Company shall use its best efforts to:

                                    (x) cause to be filed a shelf registration
                  statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 60th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement or permitted to Consummate the Exchange Offer or (2) the 60th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

                                    (y) use its best efforts to cause such Shelf
                  Registration Statement to be declared effective by the Commission on or before the 150th day after the Shelf Filing Deadline.

         The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date or such shorter period that will terminate when all Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or become eligible for resale pursuant to Rule 144 without volume or other restrictions.

                           (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

                  5. Liquidated Damages.

                  (a) If (a) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in Sections 3(a) and 4(a) of this Agreement, as applicable (b) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in Sections 3(a) and 4(a) of this Agreement, as applicable (the "Effectiveness Target Date"), (c) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (d) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within two business days by (i) a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within two business days thereafter or (ii) a supplement to the Prospectus included in the Registration Statement (each such event referred to in clauses (a) through (d), a "Registration Default"), the Company will pay Liquidated Damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the Liquidated Damages payable to any Holder of Transfer Restricted Securities shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages for all Registration Defaults of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease.

                  All payment obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

                  (b) The Company shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event Date"). Liquidated Damages shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders thereof, on or before the applicable Interest Payment Date (whether or not any payment other than Liquidated Damages is payable on the Securities), immediately available funds in sums sufficient to pay the Liquidated Damages then due to Holders of Transfer Restricted Securities with respect to which the Trustee serves. Each obligation to pay Liquidated Damages shall be deemed to accrue from the applicable Event Date.

                  6.       Registration Procedures.

                  (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all of the provisions of Section 6(c) below, shall use its best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                                    (i) If in the reasonable opinion of counsel
                  to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Series A Notes. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                                    (ii) As a condition to its participation in
                  the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and (C) it is acquiring the Series B Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker- Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by
                  Item 507 or 508, as applicable, of Regulation S-B if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company.

                                    (iii) Prior to effectiveness of the Exchange
                  Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

                  (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

                  (c) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company shall:

                                    (i) use its best efforts to keep such
                  Registration Statement continuously effective and provide all requisite financial statements for the period specified in
                  Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment or supplement to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                                    (ii) prepare and file with the Commission
                  such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                                    (iii) in the case of a Shelf Registration
                  Statement, advise the underwriter(s), if any, and selling Holders of Transfer Restricted Securities promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes or (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                                    (iv) in the case of a Shelf Registration
                  Statement, furnish to each of the selling Holders of Transfer Restricted Securities and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus, which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least two business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus if a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall not have had an opportunity to participate in the preparation thereof;

                                    (v) in the case of a Shelf Registration
                  Statement, promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, make the Company's representatives available for discussion of such document and other customary due diligence matters;

                                    (vi) in the case of a Shelf Registration
                  Statement, make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s) who shall certify to the Company that they have a current intention to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                                    (vii) in the case of a Shelf Registration
                  Statement, if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                                    (viii) unless the Transfer Restricted
                  Securities are then rated, cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                                    (ix) in the case of a Shelf Registration
                  Statement, furnish to each selling Holder of Transfer Restricted Securities and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                                    (x) in the case of a Shelf Registration
                  Statement, deliver to each selling Holder of Transfer Restricted Securities and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to the last paragraph of this Section 6(c), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto in accordance with the method or methods of distribution described therein;

                                    (xi) in the case of a Shelf Registration
                  Statement, enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith, in each case as are customarily made by issuers, in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

                                            (A) upon request, furnish to each
                           Purchaser, each selling Holder of Transfer Restricted Securities and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration Statement:

                                                     (1) a certificate, dated
                                    the date of effectiveness of the Shelf
                                    Registration Statement, signed by (y) the Chairman of the Board, its President or a Vice President and (z) the Chief Financial Officer of the Company, confirming, as of the date thereof, the matters set forth in paragraph (i) of Section 6 of the Purchase Agreement and such other matters as such parties may reasonably request;

                                                     (2) an opinion, dated the
                                    date of effectiveness of the Shelf
                                    Registration Statement, of counsel for the Company, covering the matters set forth in paragraph (d) of Section 6 of the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that, although such counsel are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Shelf Registration Statement, such counsel has participated in conferences with officers of the Company and with the independent public accountants for the Company concerning the preparation of such Registration Statement and the related

                                    Prospectus and have made certain inquiries in connection with the preparation of the such Registration Statement and the related Prospectus; such counsel advises that on the basis of such counsel's review of the Registration Statement and the procedures described in this letter that nothing has come to such counsel's attention that causes such counsel to believe that the applicable Registration Statement (other than the financial statements and related schedules and other financial, market or statistical data therein, as to which such counsel express no opinion), at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                                                     (3) a customary comfort
                                    letter, dated as of the date of
                                    effectiveness of the Shelf Registration
                                    Statement, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to paragraph (h) of Section 6 of the Purchase Agreement, without exception.

                                            (B) set forth in full or incorporate
                           by reference in the underwriting agreement, if any, the indemnification provisions and procedures of
                           Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                                            (C) deliver such other documents and
                           certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (xi), if any.

                                    If at any time the representations and
                  warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the Initial Purchaser and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                                    (xii) in the case of a Shelf Registration,
                  prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders of Transfer Restricted Securities, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders of Transfer Restricted Securities or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                                    (xiii) in the case of a Shelf Registration,
                  shall issue, upon the request of any Holder of Series A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder and being sold by such Holder; such Series B Notes to be issued to and registered in the name of the purchaser(s) of such Notes; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

                                    (xiv) in the case of a Shelf Registration,
                  cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                                    (xv) use its best efforts to cause the
                  Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                                    (xvi) if any fact or event contemplated by
                  clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                                    (xvii) provide a CUSIP number for all
                  Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                                    (xviii) cooperate and assist in any filings
                  required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities; provided, however, that Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                                    (xix) otherwise use its best efforts to
                  comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                                    (xx) cause the Indenture to be qualified
                  under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                                    (xxi) provide promptly to each Holder upon
                  request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

                           Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
         Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by
         Section 6(c)(xvi) hereof or shall have received the Advice.

                  7. Registration Expenses.

                  All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company; (v) any application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

                  The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                  8. Indemnification and Contribution.

                  (a) In connection with a Shelf Registration Statement or in connection with any delivery of a Prospectus contained in an Exchange Offer Registration Statement by any participating Broker-Dealer or Initial Purchaser, as applicable, who seeks to sell Series B Notes the Company shall indemnify and hold harmless each Holder of Transfer Restricted Securities included within any such Shelf Registration Statement and each participating Broker-Dealer or Initial Purchaser selling Series B Notes, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act (each, a "Participant") from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Series B Notes) to which such Participant or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Participant promptly upon demand for any legal expenses of one counsel (in addition to local counsel, if necessary) or other expenses reasonably incurred by such Participant in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or any prospectus forming part thereof or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Participant specifically for inclusion therein; and provided further that as to any preliminary Prospectus, the indemnity agreement contained in this
Section 8(a) shall not inure to the benefit of any such Participant or any controlling person of such Participant on account of any loss, claim, damage, liability or action arising from the sale of the Series B Notes to any person by that Participant if (i) that Participant failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary Prospectus was corrected in the Prospectus, unless, in each case, such failure resulted from non-compliance by the Company with Section 6(c). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Participant or to any controlling person of that Participant.

                  (b) Each Participant, severally and not jointly, shall indemnify and hold harmless the Company and its respective directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employees or agents or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, Registration Statement or Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Participant specifically for inclusion herein, and shall reimburse the Company and any such director, officer, employee or agent or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer, employee or agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Participant may otherwise have to the Company or any such director, officer or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ separate counsel reasonably satisfactory to the indemnifying party to represent jointly the indemnified party and those other Participants and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Participants against the indemnifying party under this Section 8 if, in the reasonable judgment of the indemnified party it is advisable for the indemnified party and those Participants, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the customary fees and expenses of such separate counsel shall be paid by the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel). Each indemnified party, as a condition of the indemnity agreements contained in
Section 8, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Company on the one hand and the Participants on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Participants, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Participants agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Participant shall be required to contribute any amount in excess of the amount by which proceeds received by such Participant from an offering of the Notes exceeds the amount of any damages which such Participant has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Participants' obligations to contribute as provided in this Section 8(d) are several and not joint.

                  9. Rule 144A.

                  At any time the Company is not subject to Section 13 of the Exchange Act, the Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

                  10. Participation in Underwritten Registrations.

                  No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lockup letters and other documents required under the terms of such underwriting arrangements.

                  11. Selection of Underwriters.

                  The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

                  12. Miscellaneous.

                           (a) Remedies. The Company agrees that monetary damages (including the Liquidated Damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

                           (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to their securities to any Person that would afford any rights to any such Person to participate in or otherwise pertain to the Registration Statements contemplated by this Agreement. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                           (c) Adjustments Affecting the Notes. The Company will not take any action with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

                           (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

                           (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                                    (i) if to a Holder, at the address set forth
                  on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                                    (ii) if to the Company:

                                         Clearview Cinema Group, Inc.
                                         97 Main Street
                                         Chatham, New Jersey  07928
                                         Attention: President and
                                                    Chief Executive Officer

                                         With a copy to:

                                         Kirkpatrick & Lockhart LLP
                                         1500 Oliver Building
                                         Pittsburgh, Pennsylvania  15222
                                         Attention: Janice C. Hartman, Esq.

                           All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                           Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                           (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

                           (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the Conflict of Law rules thereof.

                           (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                           (k) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           (l) Required Consents. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                   CLEARVIEW CINEMA GROUP, INC.


                                   By: ___________________________________
                                   Name:  A. Dale Mayo
                                   Title: Chairman of the Board, President
                                          and Chief Executive Officer


                                   CCC ALLWOOD CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC B.C. REALTY CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC BABYLON CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC BALA CYNWYD CINEMA CORP.



                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President

                                   CCC BAYONNE CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC BEDFORD CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC BELLEVUE CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC BERGENFIELD CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC BRONXVILLE CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC CARMEL CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President

                                   CCC CEDAR GROVE CINEMA CORP.



                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President



                                   CCC CHESTER TWIN CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC CINEMA 304 CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC CLARIDGE CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC CLOSTER CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC COBBLE HILL CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President

                                   CCC COLONY CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC EDISON CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC EMERSON CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC FRANKLIN SQUARE CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC GRAND AVENUE CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC GREAT NECK CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President

                                   CCC HERRICKS CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC KIN MALL CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President

                                   CCC KISCO CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC LARCHMONT CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC MADISON TRIPLE CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC MAMARONECK CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President

                                   CCC MANASQUAN CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC MANHASSET CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC MANSFIELD CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC MARBORO CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC MIDDLEBROOK CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC MORRISTOWN CINEMA CORP.




                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC NARBERTH CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President

                                   CCC NEW CITY CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC PARSIPPANY CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC PORT WASHINGTON CINEMA CORP.



                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC ROSLYN CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC SCREENING ZONE CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC SUCCASUNNA CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President

                                   CCC SUMMIT CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC TENAFLY CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC WASHINGTON CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC WAYNE CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC WEST MILFORD CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   CCC WOODBRIDGE CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President

                                   CLEARVIEW THEATER GROUP, INC.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President


                                   MILLBURN TWIN CINEMA CORP.


                                   By: ___________________________________
                                   Name: A. Dale Mayo
                                   Title: President



Accepted as of the date hereof:

LEHMAN BROTHERS INC.



By: _________________________________
    Name:
    Title: